Quantum Fuel Systems Technologies Worldwide, Inc. Investor Presentation August 2008 “Driving Tomorrow’s Technology Today” Exhibit 99.1

Forward Looking Statements
Certain matters discussed during this presentation contain forward-looking statements.  These forward looking statements may address, among other things, the growth or future development or commercialization of fuel cell, hybrid, plug-in hybrid, and other alternative fuel vehicle markets; the
Company's expectations and projections regarding future revenues, expenses, cash flows and operating results; and future business plans and
business opportunities.   Generally, the words “may”, “will”, “anticipate”,
“believe”, “expect”, “intend”, “estimate”, “project”, “plan” and other similar words identify forward looking statements.
Forward looking statements are not guarantees of performance and are subject to a number of risks and uncertainties which could cause actual
results to differ materially from historical or anticipated results.   Investors
are encourage to review the Company’s Form 10-K filed with the SEC for fiscal year ending April 30, 2008 and the Company’s Form 10-Q filed with the SEC for the fiscal quarters ended July 31, 2007, October 31, 2007, and
January 31, 2008 for a description of the various risks and uncertainties that affect the Company’s business and which could cause actual results to differ materially from historical or anticipated results.
All forward-looking statements in this presentation are based on information currently available to the Company and assumptions that management believes are reasonable.  We do not assume any obligation to update or revise any forward-looking statements.

Quantum Overview Quantum Quantum Hybrids USA ALP Lithium Batteries & Controls Canada Asola Solar Germany Fisker Premium Hybrid Vehicle USA Quantum Alternative Fuel Vehicles USA t

Advanced Vehicle Systems
• Hybrid Electric Vehicles
• Plug-In Hybrid Electric Vehicles
• Alternative Fuel Vehicles – 20,000 vehicles
• Hydrogen Internal Combustion Engines
• Fuel Cell Vehicle Systems
Delivering Advanced Vehicle Systems

Energy Storage and Delivery
• Lithium-Ion Battery and Advanced Control
Systems through our affiliate ALP
• Advanced Hydrogen & CNG Storage Systems
– 2,000 Hydrogen Systems
• Mobile & Portable Hydrogen Refueling Systems
Renewable Energy Generation
• Solar Photo-Voltaic Modules through our affiliate
Asola (Automotive, Residential, Commercial)
• Wind Turbines (Installation, Electricity and
Hydrogen Generation)
Energy Storage and Generation

•
Achieved a record
of 11.3% H tank
efficiency, the
highest weight
efficiency ever
demonstrated, in
partnership with
Lawrence
Livermore National
Lab and Thiokol.
•
Developed high
efficiency H fuel
storage systems
for DOE Future
Truck programs
Announced
breakthrough in
all-composite
lightweight,
high capacity,
low-cost fuel
storage
technologies.
•
Developed a
series of robust,
OEM
compatible
electronic
control
products.
Developed H
storage
system for
SunLine Tran-sit
Hythane®
bus.
Awarded patent
for integrated
module including
in-tank regulator
Developed H
storage and
metering system
for Toyota’s
FCEV  platform.
First to certify
10,000 psi
systems in
Japan
•
Designed,
developed and
validated advanced
fuel storage
systems for
DaimlerChrysler
First to fill a H
storage cylinder
with compressed H
at 5,000 psi at
California Fuel Cell
Partnership
developed for the
Hyundai Santa Fe
Fuel Cell Vehicle.
•
Developed
advanced H
storage system
for first
ThunderPower®
fuel cell bus.
Developed ultra-
light weight, Gen 2
hydrogen systems
for Heno/Toyota FC
buses
•
Developed
portable hydrogen
refueling devices
and supplied for
multiple customer
applications
Awarded patent
for mobile
hydrogen refueling
systems
•
Developed 13.3 wt%
hydrogen tank and
0.75 kg regulator
for NASA/
AeroVironment
Developed
electrolyzer
based H  mobile
refueling system
for the US Army
Established
comprehensive test
and validation facilities
for gaseous fuel
components
Validated H
injectors and
developed advanced
hydrogen metering
systems for FC
stack
Developed and
implemented
advanced
process controls,
based on
experience in
producing over
1,600 hydrogen
tanks
•
Awarded patent on
injectors for dry
gaseous fuels
Acquired stake in advanced
Li-Ion battery systems
developer, Advanced Lithium
Power Inc.
•
Opened state-of-
the art  SULEV
emissions testing
Facility.
History of Innovations…
1999 2000 2001 2002
2003 2004 2005 2006               2007
•
Developed high
precision low
pressure regulators
in support of fuel
Injector subsystems
First to
demonstrate
an all-
composite H
Storage Tank
that stores at
10,000 psi
•
Developed
10,000 psi in-
tank pressure
regulator
module
incorporating
two regulators
and solenoid
valve
Developed FC
hybrid electric
“Aggressor” for
the US Army,
from the
ground-up
•
Developed ultra-
light hydrogen
systems for high
altitude
applications
•
Opened world’s first
10,000 psi hydrogen
gas test facility and
performs extreme tests
Developed 2nd
generation in-tank
regulation system
for Toyota
•
Developed an
integrated plug-
and-play fuel
storage system for
GM HyWire FC
concept vehicle
Began developing additional
H2 ICE hybrid platforms
•
Launched R&D
targeting next
generation
storage and
metering systems
•
Developed
innovative Hydrogen
ICE hybrid electric
vehicles for
SCAQMD
History of Innovations…
GM’s  Sequel – First
Hydrogen Fuel Cell vehicle to
go 300 miles without refueling
using Quantum’s Technology
2
2
2
2
2
2
2
2
2
2
2
First to certify  10,000
psi H   Storage Tank  to
International
Standards.
2
Developed on-
tank automatic
valve system for
10,000  psi H
2
First to ship  10,000
psi H   storage fuel
system with
patented in-tank
regulator module
2

Scandinavia
Hydrogen Hybrids
Global Market Opportunity
California
Hydrogen Highway
Hydrogen Stations
CARB ZEV
CA Fuel Cell Partnership
SCAQMD
USA
Plug-In-Hybrids,
Hybrid Electric,
Hydrogen Hybrids,
Fuel Cell Electric
India
Hydrogen-Blends
Hybrid Electric
CNG
Local Partner
China
OEM JV Partner(s)
Hydrogen
Hybrid Electric
CNG
Europe
Hybrid Electric
Hydrogen, CNG
JV Partner
Wind Energy
Solar Modules

Figure 1. World Marketed Energy Consumption by Region, 2004-2030

Quadrillion Btu
800
600
400
200
0
Non-OECD
OECD
447
511
559
607
654
702
2004
2010
2015
2020
2025
2030

Sources: **2004**: Energy Information Administration (EIA), *International Energy Annual 2004* (May-July 2006), web site www.eia.doe.gov/iea. **Projections**: EIA, System for the Analysis of Global Energy Markets (2007).

Market Drivers
Energy Security
• Balance of trade
• National security
• Demand for energy increasing globally
Environmental Impacts
• Global warming
• Criteria pollutants and health impacts
Economics
• USA:     $4 per gallon gasoline is here today
• Europe: $6-8 per gallon
Energy, the environment & the economics are inextricably linked!

GM

CHRYSLER

Ford

DAIMLER

Mercedes-Benz

HINO

OPEL

HYUNDAI

SUZUKI

NAC

LOCKHEED MARTIN

We never forget who we're working for

BOEING

NASA

HYDRO

BALLARD®

power to change the world®

THOR

SunLine

AeroVironment

SOUTH COAST AQMD

Sumitomo Corporation

advanced lithium power

leading.

THE LINDE GROUP

EDAG

YAMAHA®

BÉKÉSWIND

ersol

asola

Advanced and Automotive Solar Systems

FISKER

BOSCH

HYDROGENICS

QUANTUM

Our Customers & Partners ARMY TOYOTA j

Energy Storage
Control Systems
System Integration

QUANTUM

Vehicle
Vehicle
Integration
Integration
Li-Ion Battery Systems
(through ALP)
Advanced 10,000 psi Hydrogen
Storage Systems
Electronic Controls
Prototype Construction
and Production
Engineering
Gaseous Fuel
Management Systems
Hydrogen and Natural
Gas Fuel Injectors
CNG Storage Systems
Hydrogen ICE Hybrid
Vehicle Systems
Plug-In Hybrid Vehicles
Hydrogen Mobile
Refuelers
Fuel Cell Hybrid Vehicles
5,000 psi Hydrogen
Storage Systems
Quantum’s Technologies and Capabilities

Solar Energy
Telecom
Back-up Power
Fully Integrated Energy Storage Solutions
Alt Fuel Vehicles
Fuel Delivery
Hydrogen Systems
ALP’s
Lithium-Ion Batteries
Military
Hybrid Electric
Fuel Cell Electric
Fully Integrated Energy Storage Solutions
Wind Energy

Fuel Cell Vehicle Program • GM’s Chevrolet Equinox Fuel Cell vehicles • All equipped with Quantum’s advanced 10,000 psi H 2 storage systems

GM Sequel Drives into History Books May ‘07 First Hydrogen Fuel Cell Vehicle to go 300 miles without refueling

• Hydrogen Hybrid Electric Vehicle Fleets • US, Europe • OEM-Level Development and Certification Hydrogen Hybrid Vehicle Program

Hydrogen Internal Combustion Engine Vehicles • Ford E 450 Shuttle Bus – In Production • Ford Focus • Exclusive Use of Quantum Fuel Injectors

Military/Defense Program
•
Fuel efficiency
•
Exportable power
•
Extended silent watch
capability
•
“Stealth” battery-only
propulsion capability
•
Unique design flexibility
–
Wider choice of fuels
–
Adaptability to future
technologies
The Aggressor – Alternative Mobility Vehicle:
Battery-dominant hydrogen fuel cell series hybrid electric drivetrain in a
High-performance light-duty off-road vehicle platform.

Military/Defense Program
Hydrogen Ford Escape Hybrid
• Production intent hydrogen ICE hybrid vehicle program
– First delivery mid-2007
• Dual Use Applications
– Military:  Administrative vehicles for base transportation
– Civilian:  Fuel efficient, low emission, hydrogen vehicles
In Partnership with

HYHAULER
PLUS
Mobile Hydrogen Infrastructure
QUANTUM
HYHAULER
PLUS
QUANTUM

QUANTUM

Mobile Hydrogen Infrastructure
The HyHauler Plus®
• Patented trailer-mounted
hydrogen production and
refueling station
• Applications
– Stranded/intermittent
renewable energy storage
– Remote, on-site fuel
production (US Army)
– Modular “just-in-time”
hydrogen refueling
infrastructure deployment

PR Newswire
United Business Media
Drive the Future With Fisker Automotive, A New Green American Premium Car Company
www.prnewswire.com
FISKER
REUTERS
REUTERS
at&t
7 Av

QUANTUM
TECHNOLOGIES

Fisker Automotive
•
A new Green American
premium car company
•
Founded by Quantum and
Fisker
•
Funded by Kleiner Perkins
Caufield & Byers and Palo
Alto Investors
New York, Time Square, September 5, 2007

Fisker Automotive
•
Four new models to be introduced from 2009 to
2011
– All models are planned to incorporate Quantum’s Plug-in
Hybrid Electric Vehicle (PHEV) design –
“Q-Drive”
•
First model: PHEV Premium 4-door Sports
Sedan - KARMA
– Unveiled at the 2008 North American International Auto
Show in Detroit, mid-January, 2008
– Start of production Q4 calendar year 2009
– MSRP $80,000

Fisker Karma

Fisker Karma

FISKER AUTOMOTIVE, INC.
FISKER PLUG-IN HYBRID 4 DOOR SPORTS SEDAN

asola
Advanced and Automotive Solar Systems

QUANTUM

Asola • Fast growing premier German Solar Module manufacturer • Quantum owns 25% equity stake – option to reach 33% • Expanding in Germany, Spain, Italy, France and U.S. • New plants 30/45 MW each asola
Advanced and Automotive Solar Systems

QUANTUM
TECHNOLOGIES

Asola – Strategic Solar Partnership
•
Asola is a privately-held German leader in production of
solar modules.
•
Manufactures high quality and high output (watt/panel)
serial flat panel modules.
•
Expertise in solar cell modularization for residential,
commercial and automotive applications.
•
2007 Revenues – $38 million based on 5 to 6 MW of
capacity.
– Current capacity: 15MW
– Planned expansion: 45MW in 2008
•
2008 Projected Revenues – $60 to $70 million
•
10 year solar cell supply contract with Ersol (Germany)
– Represents over $600 million in future revenues

Solar Strategy – Looking Forward
• Evaluate system integrators and
distribution relationships to complement
module assembly operations
• Continue to foster relationships with cell
suppliers
Vertical
Integration
• Solar roof panels - Automotive
• Solar recharging
• Dealerships
• Solar energy production (power plants)
Green Energy
• 45 MW facility in California – Target mid
2009
• Transfer Asola German technology to
California
• 30 MW facilities in Spain, Italy, France
and India
• Opportunities to expand into Thin Film
production  - (140MW facility)
Expansion
and Market
Opportunities

Financial Overview

•
Snapshot:
-
Nasdaq - QTWW
-
Market Cap. - $185 million
-
93.4 million shares outstanding
-
GM largest shareholder – 5% of shares issued and outstanding
•
Growing revenue base
-
All revenues are alternative energy and clean technology
-
$100 million in projected revenues next fiscal year
•
Loss position today, but targeting profitability next fiscal year
•
Strategic value in affiliates and strategic partnerships
• General Motors
• Fisker Automotive
• Asola
• Advanced Lithium Power
Financial Overview

Revenues – Historical and Projected
$17.70
$26.50
$30.80
$98.75
$290.00
$-
$50.00
$100.00
$150.00
$200.00
$250.00
$300.00
$350.00
2007 2008 2009E 2010E 2011E
April 30 Fiscal Year
Total Revenue (in millions)
Note: Revenue projections are contingent on finalization of agreements, technology development, vehicle introductions, expansion of solar operations into US market and general market conditions.
Revenue drivers in 2010 and 2011:
• Introduction of Fisker Karma
• U.S.-based solar initiatives

Operating Income – Historical and Projected
Operating Income (in millions)
April 30 Fiscal Year
Note: Income projections are contingent on finalization of agreements, technology development, vehicle introductions, expansion of solar operations into US market and general market conditions.
$(23.40)
$(18.80)
$(12.62)
$0.77
$24.84
$(30.00)
$(20.00)
$(10.00)
$-
$10.00
$20.00
$30.00
2007 2008 2009E 2010E 2011E

Path to Profitability
•
Commercialize Q-Drive hybrid propulsion system starting in
calendar 2009 with the Fisker Karma
•
Expand solar operations in US
-
Majority ownership of US solar operation with revenues targeted in calendar 2009
•
Leverage Quantum’s existing clean energy technologies
-
Growing demand for clean energy
-
Higher margin business
-
Fully funded development programs
•
Continue expanding hybrid vehicle development programs
-
Fisker Automotive – “Karma” plus three new models
-
Other OEMs
-
Military and Government Agencies

asola Advanced and Automotive Solar Systems	

advanced lithium power	
GM	

QUANTUM

Significant Value in Affiliates and Strategic Partnerships
Affiliate Financial Metrics
Asola
• 25% equity interest
• Increase to 33% equity interest in 2008
• CY 2008 revenue target - $65 million
• Order pipeline thru 2011
Fisker Automotive
• 30% equity interest
• Quantum a founding shareholder
• CY 2010 revenue target - $600 million
Advanced Lithium Power
• 35% equity interest (fully diluted basis)
• Quantum a founding shareholder
General Motors
• Strategic Alliance partner
• GM has funded Quantum $75 million
for engineering & development work
since 1996

Value Proposition
•
Blue chip customer base/affiliates/strong strategic
alliances driving enterprise value
•
Expanding business model, but focused on “clean
energy” and “green vehicle” technology
-
Solar Operations
-
Hybrid / Hydrogen vehicles
-
Battery Systems
•
Proprietary position in 21
st
century technologies
•
Growing revenue base with anticipated profitability
on the horizon

NASDAQ: QTWW www.qtww.com CLEAN POWER … FROM CONCEPT TO PRODUCTION